MASSMUTUAL FUNDS
MassMutual Strategic Bond Fund
(the “Fund”)
Supplement dated August 23, 2024 to the
Prospectus dated February 1, 2024 and the
Summary Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The information for S. Kenneth Leech found under the heading Portfolio Manager(s) in the section titled Management (on page 19 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 139 of the Prospectus, is hereby removed.
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 19 of the Prospectus):
Michael C. Buchanan, CFA is the Chief Investment Officer and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since August 2024.
The following information supplements the information for the Fund found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on pages 138 and 139 of the Prospectus:
Michael C. Buchanan, CFA
is a portfolio manager of the Strategic Bond Fund. Mr. Buchanan is the Chief Investment Officer and a Portfolio Manager at the Firm. Prior to joining the Firm in 2005, Mr. Buchanan served as Managing Director and Head of U.S. Credit Products at Credit Suisse Asset Management, as Executive Vice President and Portfolio Manager at Janus Capital Management, as Managing Director and Portfolio Manager at BlackRock Financial Management, and as Vice President and Portfolio Manager at Conseco Capital Management.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-24-10
SB-24-03